                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 25, 2001



                               USA NETWORKS, INC.
               (Exact name of Registrant as specified in charter)



      Delaware                          0-20570               59-2712887
(State or other jurisdiction       (Commission File           (IRS Employer
of incorporation)                        Number)            Identification No.)



        152 West 57th Street, New York, NY                   10019
     (Address of principal executive offices)               (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 314-7300

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

         99.1     Press Release of USA Networks, Inc. dated April 25, 2001.
         99.2     Supplemental Information.

ITEM 9.  REGULATION FD DISCLOSURE

         On April 25, 2001, the Registrant issued a press release announcing its results for the quarter ended March 31, 2001. The full text of this press release, appearing in Exhibit 99.1 hereto, and Supplemental Information, appearing in Exhibit 99.2 hereto, are furnished pursuant to Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           USA NETWORKS, INC.


                                           By: /s/  Julius Genachowski
                                               -----------------------
                                           Name:    Julius Genachowski
                                           Title:   Senior Vice President and
                                                    General Counsel

         Date: April 25, 2001

                                  EXHIBIT INDEX

         Exhibit No.                    Description

         99.1     Press Release of USA Networks, Inc. dated April 25, 2001.

         99.2     Supplemental Information.